!  UBSMALT0401A.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 540

!

!! Created by Intex Deal Maker v3.5.313  ,  subroutines 3.0f3

!!   12/09/2003   5:18 PM

!

!  Modeled in the Intex CMO Modeling Language, (WNYC0063975)

!  which is copyright (c) 2003 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

  DEFINE PREPAY PPC RISE_PERS 12 START_CPR 4 END_CPR 16

!

  DEFINE CONSTANT #OrigCollBal = 52631579.00

!

  DEFINE CONSTANT #OrigBondBal = 52631579.00

!

!

       FULL_DEALNAME:    ubsmalt0401a

!

       DEAL SIZE:        $ 52631579.00

       PRICING SPEED:    100% PPC

!      ISSUE DATE:       20040101

       SETTLEMENT DATE:  20040130

!

  Record date delay: 24

!

 DEFINE TR_INDEXDEPS_ALL

!

 DEFINE SCHEDULE "SHIFT%"

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040101 _

       DEAL_FIRSTPAY_DATE         20040225

!

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE "1A1", "SUBORD"

!

!

Tranche "1A1" SEN_FIX

   Block 50000000.00 at 5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20040101  Next 20040225

!

Tranche "SUBORD" JUN_FIX

   Block 2631579.00 at 5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20040101  Next 20040225

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20040101 Next 20040225 Settle 20040130

!

  CLASS "SNR"       NO_BUILD_TRANCHE _

                    = "1A1"

  CLASS "SUBORD"    NO_BUILD_TRANCHE _

                    = "SUBORD"

!

!

  CLASS "ROOT" _

                   = "SNR" "SUBORD"

!

  CROSSOVER When 0

!

!

 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                    PARTIAL_PREPAY Compensate Pro_rata _

                    LOSS           Compensate Pro_rata

!

    Tranche      Cusip         Stated Maturity

    1A1           XXXXXXXXX     20181125

    SUBORD        XXXXXXXXX     20181125

!

!

 CMO Block Payment Rules

------------------------------------

!

   calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")

!

!

   calculate :  #SenPrep = _

              IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _

              THEN 100 _

              ELSE #SenPct + SHIFT% * (100-#SenPct), _

   Reduce_SHIFT%_when (1)

!

   calculate : #SENRECOV = _

     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _

                  #SenPrep/100 * DELINQ_RECOVER ))

!

 calculate:  "SNR" _

  NO_CHECK SCHEDULED       AMOUNT        V0  = #SenPct / 100 * COLL_P_SCHED , _

  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = #SenPrep / 100 * COLL_P_PREPAY , _

  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV

!

  calculate :  #SenSchedAlloc   = V0

  calculate :  #SenPrepayAlloc  = V1

  calculate :  #SenRecoverAlloc = V3

!

   calculate : #SubSched   = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )

   calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )

   calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!

 calculate:  "SUBORD" _

  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _

  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _

  NO_CHECK RECOVER        AMOUNT             = #SubRecov

!

------------------------------------

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  SEQUENTIAL ( "1A1#1" )

------------------------------------

------------------------------------

        from :  CLASS ( "SUBORD" )

         pay :  SEQUENTIAL ( "SUBORD#1" )

------------------------------------

!

 Schedule "SHIFT%"

Declare

60     100%

72     70%

84     60%

96     40%

108    20%

120    0%

!

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20040101    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term

!! BEGINNING OF COLLATERAL

M        0               WL    00    WAC               5.47 (     52631579.00 /     52631579.00 );     52631579.00                      0.47         0.47             178:1     178:1       179 NO_CHECK